Exhibit 10.5

FIRST AMENDMENT TO

TECHNOLOGY LICENSE AGREEMENT

This FIRST AMENDMENT TO TECHNOLOGY LICENSE AGREEMENT (this “First Amendment”) is made and entered into as of the 3rd day of July, 2008, by and between THOMAS J. SHAW, a resident of the State of Texas (“Licensor”) and RETRACTABLE TECHNOLOGIES, INC., a Texas corporation (“Licensee”).

RECITALS:

A.                                   Licensor and Licensee have heretofore entered into that certain Technology License Agreement dated as of June 23, 1995, a copy of which is attached hereto as Exhibit “A” (the “Agreement”), pursuant to which Licensor agreed to grant Licensee an exclusive license to manufacture, market, sell, distribute and otherwise exploit certain retractable syringe technology covered by certain patents and patent applications owned by Licensor.

B.                                     Licensor and Licensee desire to amend the Agreement in order to include certain additional patent applications owned by Licensor to the definition of “Patent Properties” as set forth in the Agreement so that such additional patent applications would be covered by the license granted by Licensor to Licensee pursuant to the Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

1.                                       New Item 3 of Section One.  The existing item 3 of Section One of the Agreement entitled “Subject Matter” is hereby deleted in its entirety and the following new item 3 is hereby inserted in the Agreement:

3.                                       The subject matter of this Agreement includes all of Licensor’s patents and patent applications on retractable syringe technology, both domestic and foreign, including any continuations, divisions, and reissues thereof, as well as all foreign counterpart patent applications that can be filed and improvements thereof.  This Agreement specifically includes the following “Patent Properties” which are set forth below:

U.S. Patent 5,120,310, Issued June 9, 1992, entitled “Nonreusable Syringe;”

U.S. Patent 5,188,613, Issued February 23, 1993, entitled “Nonreusable Syringe with Safety Clip;”

U.S. Patent 5,267,961, Issued December 7, 1993, entitled “Nonreusable Syringe with Safety Clip;”

Foreign Counterpart Patent Applications on the Nonreusable Syringe with Safety Clip corresponding to U.S. Patents 5,120,310 and 5,188,613 for Europe (Serial No. 92910361.2), China (Serial No. 92102245.X), India (Serial No. 186/CAL/92), Mexico (Serial No. 92-01493), and Taiwan (Serial No. 82205282);

U.S. Patent 5,423,758, Issued June 13, 1995, entitled “Retractable Fluid Collection Devise” and a Counterpart Patent Cooperation Treaty Application Serial No. 94/13953, entitled “Blood Sampler,” Filed December 6, 1994 designating all PCT countries;

U.S. Patent 5,385,551, Issued January 31, 1995, entitled “Nonreusable Syringe with Front Retraction” and a Counterpart Patent Cooperation Treaty Application Serial No. PCT/US94/10235, Filed September 7, 1994 designating all PCT countries;

U.S. Patent 5,389,076, Issued February 14, 1995, entitled “Single Use Medical Device with Retraction Mechanism” and a Counterpart Patent Cooperation Treaty Application Serial No. PCT/US95/03953, Filed March 31, 1995 designating all PCT countries;

U.S. Patent 5,637,092, Issued June 10, 1997, entitled “Syringe Plunger Locking Assembly;”

U.S. Patent 5,578,011, Issued November 26, 1996, entitled “Tamperproof Retractable Syringe;”

U.S. Patent 5,810,775, Issued September 22, 1998, entitled “Cap Operated Retractable Medical Device;”

U.S. Patent 6,872,193, Issued March 29, 2005, entitled “IV Catheter Introducer with Retractable Needle;”

U.S. Patent 6,494,863, Issued December 17, 2002, entitled “One-Use Retracting Syringe with Positive Needle Retention;”

U.S. Patent 5,817,058, Issued October 6, 1998, entitled “Retractable Catheter Introducer Structure;”

U.S. Patent 5,997,512, Issued December 7, 1999, entitled “Retractable Dental Syringe;”

U.S. Patent 6,221,055, Issued April 24, 2001, entitled “Retractable Dental Syringe;”

U.S. Patent 7,351,224, Issued April 1, 2008, entitled “Retractable Syringe Assembly Designed for One Use;”

U.S. Patent 6,572,584, Issued June 3, 2003, entitled “Retractable Syringe with Reduced Retraction Force;”

U.S. Patent 6,474,472, Issued November 4, 2002, entitled “Safety Sharps Bagging Apparatus;”

U.S. Patent 5,989,220, Issued November 23, 1999, entitled “Self-Retracting IV Catheter Introducer;”

U.S. Patent 6,090,077, Issued July 18, 2000, entitled “Syringe Plunger Handle Assembly and Barrel;”

U.S. Patent 5,632,733, Issued May 27, 1997, entitled “Tamperproof Retractable Syringe;”

U.S. Patent 5,779,679, Issued July 14, 1998, entitled “Winged IV Catheter;”

U.S. Patent 6,210,371, Issued April 3, 2001, entitled “Winged IV Set;”

U.S. Patent 6,015,438, Issued January 18, 2000, entitled “Full Displacement Retractable Syringe;”

U.S. Patent Application, Serial No. 12/059,635, filed March 31, 2008, entitled “Medical Device with Retractable Needle;”

U.S. Patent Application, Serial No. 10/969,128, filed October 18, 2004, entitled “Fixed Dose Syringe with Limited Aspiration;”

U.S. Patent Application, Serial No. 11/042,941, filed January 25, 2005, entitled “IV Catheter Introducer with Retractable Needle;”

U.S. Patent Application, Serial No. 11/743,706, filed on May 3, 2007, entitled “Syringe with Recessed Nose for Use with Frontal Attachments;”

U.S. Patent Application, Serial No. 12/030,637, filed on February 13, 2008, entitled “Syringe with Recessed Nose and Protective Guard for Use with Frontal Attachments,”

U.S. Patent Application, Serial No. 12/167,343, filed on July 3, 2008, entitled “Cleaning Tool for Attachment Surfaces;” and

U.S. Patent Application, Serial No. 12/136,462, filed on June 10, 2008, entitled “Fluid Flow Control Device with Retractable Cannula.”

These patents and patent applications and the right to file additional foreign regional and national counterpart applications are collectively referred to herein as “Patent Properties.”

2.                                       No Other Amendment; Definitions.  Except as specifically modified and amended pursuant to Section 1 hereof, the Agreement shall remain in full force and effect without revision thereto.  Moreover, all capitalized terms used in this First Amendment, unless otherwise defined herein or the context specifically provides otherwise, shall have the same meanings herein as attributed to such terms in the Agreement.

3.                                       Binding Effect.  This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns or, as appropriate, heirs and legal representatives.

4.                                       Applicable Law.  THIS FIRST AMENDMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

5.                                       Jurisdiction and Venue.  Any judicial proceedings brought by or against any party on any dispute arising out of this First Amendment or any matter related thereto shall be brought in the state or federal courts of Dallas County, Texas, and, by execution and delivery of this First Amendment each of the parties accepts for itself the exclusive jurisdiction and venue of the aforesaid courts as trial courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this First Amendment after exhaustion of all appeals taken (or by the appropriate appellate court if such appellate court renders judgment).

6.                                       Descriptive Headings; Language Interpretation.  The descriptive headings of this First Amendment are inserted for convenience only and do not constitute a part of this First Amendment.  In the interpretation of this First Amendment, unless the context otherwise requires, (a) words importing the singular shall be deemed to import the plural and vice versa, (b) words denoting gender shall include all genders, and (c) references to parties, articles, sections, schedules, paragraphs and exhibits shall mean the parties, articles, sections, schedules, paragraphs and exhibits of and to this First Amendment.

7.                                       Integration.  This First Amendment contains the entire understanding of the parties with respect to the subject matter hereof.  There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth or referred to herein.  This First Amendment supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

8.                                       Counterparts.  This First Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument, and it shall not be necessary in making proof of this First Amendment to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the date set forth above.

LICENSOR:	By:	s/ Thomas J. Shaw
Thomas J. Shaw, individually

LICENSEE:	RETRACTABLE TECHNOLOGIES, INC.

	By:	s/ Steven R. Wisner
Printed Name: Steven R. Wisner
Title: Executive Vice President